UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                October 9, 2007


                    THE CHILDREN'S PLACE RETAIL STORES, INC.
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           (Exact Name of Registrants as Specified in Their Charters)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           0-23071                                        31-1241495
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  (Commission File Number)                   (IRS Employer Identification No.)


  915 Secaucus Road, Secaucus, New Jersey                           07094
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  (Address of Principal Executive Offices)                       (Zip Code)


                                 (201) 558-2400
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) This current report on Form 8-K/A is being filed by The Children's Place Retail Stores, Inc. (the "Company") to update certain information included in the Form 8-K filed on October 15, 2007 (the "Original Form 8-K"). The Original Form 8-K was filed by the Company to disclose, among other things, that Deloitte & Touche LLP ("Deloitte"), the Company's then independent registered public accounting firm, would not stand for re-election for the fiscal year ending February 2, 2008. However, Deloitte continued as the Company's independent registered public accounting firm to complete its engagement with respect to the Company's financial statements for the three fiscal years in the period ended February 3, 2007 (as to which there was a pending restatement of previously issued financial statements for fiscal 2005 and 2004).

      On December 5, 2007, Deloitte delivered to the Company its audit report with respect to the Company's fiscal 2006 financial statements. This completed Deloitte's audit engagement for fiscal 2006 and constituted the completion of Deloitte's provision of audit services to the Company. Except as described below, during the two fiscal years ended February 3, 2007 and through the date of completion of Deloitte's engagement, there were no disagreements between the Company and Deloitte with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its audit report.

      The Company disclosed in the Original Form 8-K that management had determined, that deficiencies exist in the implementation of the Company's policies and procedures resulting in a material weakness in the Company's control environment. In the Original Form 8-K, the Company disclosed certain factors as providing a basis for its determination regarding such material weakness.

      Since the filing of the Original Form 8-K, Deloitte informed the Company of a difference in judgment between the Company and Deloitte as to the factors that should contribute to the conclusion that there is a material weakness in the Company's control environment. This difference in judgment, which resulted in the modification of Deloitte's report with respect to management's assessment of the Company's internal control over financial reporting relating to the Company's disclosure of its material weaknesses (which report has been included in Item 9A of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on December 5, 2007), represents, in Deloitte's professional judgment, a disagreement with the Company for purposes of Item 304 of Regulation S-K of the SEC with respect to a matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, and the Company agrees that the difference in judgment should be so treated. The Company does not believe that its disclosure regarding its material weaknesses, as contained in Item 9A of its Annual Report on Form 10-K, was not fairly presented in all material respects as referred to in such report of Deloitte.

      The Company has furnished a copy of the above disclosure to Deloitte and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with such disclosure. A copy of



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Deloitte's letter is attached as Exhibit 16.2 to this Current Report on Form
8-K.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

Exhibit 16.2      Letter on change in certifying accountant.
































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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 2007

                                    THE CHILDREN'S PLACE RETAIL STORES, INC.

                                    By:    /s/  Susan J. Riley
                                         -----------------------------------
                                    Name:    Susan J. Riley
                                    Title:   Executive Vice President































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EXHIBIT INDEX


Exhibit No.                   Description
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16.2            Letter on change in certifying accountant



























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